                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Holmes Protection Group, Inc.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

           (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................

         4) Proposed maximum aggregate value of transaction:

         .......................................................................

         5) Total Fee paid:

         .......................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         .......................................................................

         2) Form, Schedule or Registration Statement No.:

         .......................................................................

         3) Filing Party:

         .......................................................................

         4) Date Filed:.........................................................

                                                                     Logo



                          HOLMES PROTECTION GROUP, INC.
                                440 Ninth Avenue
                          New York, New York 10001-1695


              PRELIMINARY NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Holmes Protection Group, Inc.:

         The Annual Meeting of Stockholders of Holmes Protection Group, Inc. (the "Company") will be held at New York, NY, at 10:00 a.m., local time, on Thursday, December 5, 1996, for the following purposes:

                  1. To elect three directors to the Board of Directors for
                     three-year terms.

                  2. To consider and act upon a proposal to amend and restate the Company's Restated Certificate of Incorporation in order to delete a provision relating to certain creditors' and stockholders' rights to effect compromises or reorganizations.

                  3. To consider and act upon a proposal to adopt the Company's
                     1996 Stock Incentive Plan.

                  4. To ratify the appointment of Arthur Andersen LLP as the independent accountants for the Company for the year ending December 31, 1996.

                  5. To transact such other business as may properly come before the meeting.

         All stockholders are invited to attend the meeting. Stockholders of record at the close of business on November 5, 1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Assistant Secretary of the Company at 440 Ninth Avenue, New York, New York 10001-1695.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                         By Order of the Board of Directors


                                         /s/ Irving Kagan
                                         ---------------------------------
                                         Assistant Secretary
New York, New York
November 11, 1996

                          HOLMES PROTECTION GROUP, INC.
                                440 Ninth Avenue
                          New York, New York 10001-1695

                                 (212) 760-0630
                           ---------------------------

                           PRELIMINARY PROXY STATEMENT
                           ---------------------------

     The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of Holmes Protection Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at New York, NY, at 10:00 a.m., local time, on Thursday, December 5, 1996, and any adjournment thereof.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons who hold stock in their names or custody, or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies. The Company may reimburse such persons for their expenses in connection with such request.

     One-third of the outstanding shares of common stock, par value $.01 per share (the "Common Stock"), present, in person or represented by proxy, shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting, is required for election of the nominees as directors as set forth in Proposal 1. The approval of a majority of the outstanding shares of Common Stock outstanding on November 5, 1996, whether or not present in person or by proxy at the Annual Meeting, is required for the approval of the amendment of the Company's Restated Certificate of Incorporation (the "Charter") as set forth in Proposal 2. In all other matters, the affirmative vote of the majority of the outstanding shares of Common Stock present, in person or represented by proxy at the Annual Meeting, is required for adoption of such matters, unless the vote of a greater number is required by the Company's Charter, the Company's Amended and Restated By-Laws (the "By-Laws") or the General Corporation Law of the State of Delaware.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention (except in the case of election of directors) with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted (i) FOR the election of the Board of Director's nominees for director as set forth in Proposal 1, (ii) FOR the approval of the amendment and restatement of the Charter as set forth in Proposal 2, (iii) FOR the adoption of the 1996 Stock Incentive Plan as set forth in of Proposal 3, (iv) FOR the ratification of Arthur Andersen LLP as the independent accountants for the Company for the year ending December 31, 1996 as set forth in Proposal 4, and (v) in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the office of the Assistant Secretary of the Company, executing and delivering to the Company a later-dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

     At the close of business on November , 1996, 5,828,062 shares of Common Stock were outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on November 5, 1996 are entitled to notice of, and to vote at, the Annual Meeting.

     This proxy material is being mailed to stockholders commencing on or about November 11, 1996.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     In accordance with the Charter and the By-Laws, the Company's Board of Directors is divided into three classes of directors, designated as Class A, Class B and Class C, serving staggered three-year terms. The By-Laws provide that each director serves from the date of his election until the annual meeting of stockholders held in the third year following the year of his election and until his successor is elected and qualified. The total number of directors, and the number of directors in any class, may be increased or decreased by a resolution adopted by a vote of three-quarters of the entire Board of Directors. The number of directors is fixed at nine; however, only eight directors are currently serving on the Board of Directors and one vacant seat exists. The Company has no immediate plans to fill such vacant seat on the Board of Directors.

     For re-election to the Board of Directors as Class B directors for full three-year terms expiring in 1999, the Board of Directors has nominated the following individuals, each a current Class B director:

                                 GEORGE V. FLAGG
                                LAWRENCE R. GLENN
                                EDWARD L. PALMER

     The persons named in the accompanying proxy intend to vote for the election as director of the three nominees listed above. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company, and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company.

Directors and Officers of the Company

     The current directors and executive officers of the Company, their positions held with the Company, their ages, and for directors, their class and the year their term as director expires, are as follows:

                                                                                                    Class/Expiration
                                                                                                    ----------------
                 Name                      Age                     Positions                           of Term as
                 ----                      ---                     ---------                           ----------
                                                                                                        Director
                                                                                                        --------
George V. Flagg.......................      55    President, Chief Executive Officer and              Class B/1996
                                                       Director
James L. Boehme.......................      48    Executive Vice President -
                                                       Sales and Marketing
Glenn C. Riker........................      51    Senior Vice President-Human Resources
                                                       and Assistant Secretary
Lawrence R. Irving....................      40    Vice President - Finance
Pierre Besuchet(2)....................      63    Director                                            Class A/1998
Daniel T. Carroll(1)(2)...............      70    Director                                            Class A/1998
Lawrence R. Glenn(1)(3)...............      58    Director                                            Class B/1996
Mark S. Hauser(3).....................      39    Director, Vice Chairman of the Board                Class C/1997


                                        2




William P. Lyons(1)(2)................      55    Director, Chairman of the Board                     Class C/1997
David Jan Mitchell(1)(3)..............      35    Director                                            Class C/1997
Edward L. Palmer(1)(2)................      79    Director                                            Class B/1996

----------

(1) Member of Audit Committee.
(2) Member of Compensation Committee.
(3) Member of Retirement Benefits Committee.

    The following is a brief summary of the background of each director and executive officer of the Company:

     George V. Flagg. Mr. Flagg joined the Company on January 8, 1996 as President and Chief Executive Officer. Prior thereto, from September 1985 to December 1995, Mr. Flagg served in various executive capacities at The National Guardian Corporation, a security alarm services company ("National Guardian"), and most recently as President (from May 1986 to December 1995) and Chief Executive Officer (from May 1991 to December 1995). Mr. Flagg became a director of the Company in May 1996.

    James L. Boehme. Mr. Boehme was appointed Executive Vice President-Sales and Marketing of the Company on January 8, 1996. Prior thereto, from March 1988 to December 1995, Mr. Boehme served in various executive capacities at National Guardian, and most recently as Senior Vice President, Sales and Marketing (from June 1994 to December 1995) and Vice President, Sales and Marketing (from January 1990 to June 1994).

     Glenn C. Riker. Mr. Riker has been with the Company since December 1989, starting as Director of Human Resources and currently serving as Senior Vice President of Human Resources and Assistant Secretary. Prior to joining the Company, Mr. Riker was Vice President of Human Resources at Atlas Copco North America, Inc., a manufacturer of industrial equipment.

     Lawrence R. Irving. Mr. Irving joined the Company in May 1996 as Vice President-Finance. From July 1995 to April 1996, Mr. Irving served as Controller, and then as Vice President-Finance and Treasurer, respectively, of Centennial Security Holdings, Inc., a security alarm services company. Prior thereto, from April 1987 to June 1995, Mr. Irving served as Assistant Controller, and then as Assistant Vice President/Assistant Controller, respectively, of National Guardian.

     Pierre Besuchet. Mr. Besuchet has been a director since 1991. Mr. Besuchet has been the President of Gerant des Fortunes, a Swiss investment management company since 1983. He is also a non-executive director of Faisal Finance (Switzerland) S.A., a Swiss investment firm.

     Daniel T. Carroll. Mr. Carroll has been a director since June 1996. Since 1982, Mr. Carroll has been the Chairman of The Carroll Group, a management consulting company. He is also a director of A.M. Castle & Co., American Woodmark Corporation, Aon Incorporated, Comshare, Inc., Diebold Incorporated, Oshkosh Truck Corporation, Wolverine World Wide, Inc. and Woodhead Industries Inc.

     Lawrence R. Glenn. Mr. Glenn has been a director since February 1996. Since 1995, Mr. Glenn has been Chairman of J.W. Goddard and Company, a privately owned investment company dealing in real estate, corporate finance and financial advisory services. Mr. Glenn is the retired former Chairman of the Credit Policy Committee of Citicorp and Citibank, N.A. He is also a director of First Bank of Americas and Gerber Childrenswear Holdings, Inc.

     Mark S. Hauser. Mr. Hauser has been a director since 1994. He was elected Vice Chairman of the Board of Directors in May 1995. He is the founder and, since 1991, has been a Managing Director of Tamarix Capital Corporation, a New York-based private investment banking firm. Prior thereto, Mr. Hauser was a Managing Director at Hauser, Richards & Co., and Ocean Capital Corporation, private international investment banking firms. He is also a director of ICC Technologies, Inc. and EA Industries, Inc.

     William P. Lyons. Mr. Lyons has been a director since 1994. He was elected Chairman of the Board of Directors in May 1995. He has been President and Chief Executive Officer of William P. Lyons and Co., Inc., a private investment firm, since 1975. From 1992 to 1995, Mr. Lyons served as Chairman of JVL Corp., a pharmaceutical manufacturer, and from 1988 to 1991, he served as Chairman and Chief Executive Officer of Duro-Test Corporation, a manufacturer of specialty lighting products. Mr. Lyons was an adjunct Professor of Management and Law at Yale University from 1973 to 1989. Mr. Lyons is also a director of Lydall, Inc., Video Lottery Technologies, Inc. and Keystone Consolidated Industries, Inc.

     David Jan Mitchell. Mr. Mitchell has been a director since 1994. Since January 1991, Mr. Mitchell has been President of Mitchell & Company, Ltd., a New York-based private merchant banking company he founded. Since March 1992, Mr. Mitchell has been a partner of Pertherton Capital Corporation, a privately held real estate investment company. From April 1988 to December 1990, Mr. Mitchell served as a managing principal and a director of Rodman & Renshaw, Inc., a publicly traded investment banking and brokerage firm. Mr. Mitchell also serves as a director of Kellstrom Industries, Inc. and Bogen Communications International.

     Edward L. Palmer. Mr. Palmer has been a director since 1992. He is the retired Chairman of the Executive Committee of Citicorp and Citibank, N.A. Mr. Palmer's current directorships include Devon Group, Inc., Sun-Resorts Ltd. N.V., FondElec Group, and Energy Services International Corporation. Mr. Palmer has also served on the board of directors of several U.S. and international corporations.

    Nomination of Certain Directors

         As described in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, the Company is party to the following agreements which entitle certain stockholders to nominate members of the Board of Directors: (i) the Exchange Agreement, dated as of December 18, 1991, as amended (the "Exchange Agreement"), with a group of insurance companies and other institutions (the "Institutions") including John Hancock Mutual Life Insurance Company and The Mutual Life Insurance Company of New York, and (ii) the Investment Agreement, dated as of June 29, 1994 (the "Investment Agreement"), with HP Partners L.P. Based on their aggregate percentage share ownership, the Institutions currently have a right to nominate two directors. Messrs. Palmer and Glenn were initially nominated by the Institutions and appointed to the Board of Directors on November 30, 1992 and February 8, 1996, respectively, in accordance with the terms of the Exchange Agreement. HP Partners L.P. currently has a right to nominate three directors. Messrs. Hauser, Lyons and Mitchell were nominated by HP Partners L.P. and elected to the Board of Directors on July 29, 1994 in accordance with the terms of the Investment Agreement. HP Partners L.P. previously had the right to nominate four directors. However, as a result of the Company's public offering of Common Stock in September 1996, the number of directors HP Partners L.P. was entitled to nominate to the Board of Directors was reduced from four to three. In connection therewith, William Spier (a former director who was elected to the Board of Directors as a nominee of HP Partners L.P.) resigned from the Board of Directors on September 30, 1996. Messrs. Hauser, Mitchell and Spier are stockholders and directors of the general partner of HP Partners L.P. and Messrs. Mitchell and Spier are also limited partners of HP Partners L.P. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Transactions."

Committees of the Board of Directors;  Board of Directors Meetings

    The Board of Directors has established an audit, a compensation and a retirement benefits committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. The Company's Board of Directors held 12 meetings during the fiscal year ended December 31, 1995. The Board of Directors does not have a nominating committee. This function is performed by the Board of Directors. All Directors attended at least 75% of the meetings held by the Board of Directors and by the committees on which they served during 1995.

    The Audit Committee currently consists of Messrs. Carroll, Glenn, Lyons, Mitchell and Palmer (Chairman). The Audit Committee held 2 meetings during 1995. The Audit Committee reviews the scope and results of the audit and other services performed by the Company's independent accountants.

     The Compensation Committee currently consists of Messrs. Besuchet, Carroll, Lyons (Chairman) and Palmer. The Compensation Committee held 1 meeting during 1995. This Committee establishes objectives for the Company's senior executive officers and sets the compensation of directors, executive officers and other employees of the Company. It is also charged with the administration of the Company's employee benefit plans, including stock options plans.

     The Retirement Benefits Committee currently consists of Messrs. Glenn, Hauser (Chairman) and Mitchell. The Retirement Benefits Committee held 1 meeting during 1995. The Retirement Benefits Committee provides oversight for the Company's pension and retirement benefit plans.

Compensation of Directors

    Each non-employee director receives an annual director's fee of $15,000 (except for the Chairman who receives an annual fee of $25,000) and a fee of either $500 per day for attending, in person, meetings of the Board of Directors or committees of the Board of Directors, or $250 per day for participating in such meetings by telephone. Non-employee directors are reimbursed for their reasonable expenses incurred in connection with attendance at or participation in such meetings. In addition, under the Holmes Protection Group, Inc. 1996 Stock Incentive Plan (the "1996 Plan"), each non-employee director who was a director of the Company on December 4, 1995 was granted an option to purchase 25,000 shares of Common Stock. Messrs. Glenn and Carroll were each granted an option to purchase 25,000 shares of Common Stock on February 8, 1996 and June 27, 1996, respectively, at the time of their respective appointments to the Board of Directors. Such grants and the terms thereof are subject to and conditioned upon stockholder approval of the 1996 Plan at the Annual Meeting. See "Proposal 3 - Holmes Protection Group, Inc. 1996 Stock Incentive Plan."

    Directors who are employees of the Company receive no additional compensation for their services as directors. However, such directors are reimbursed for their reasonable expenses incurred in connection with attendance at or participation in meetings of the Board of Directors or committees of the Board of Directors.

    The Board of Directors recommends a vote FOR the approval of the nominees for election as directors.

                                   PROPOSAL 2

                    AMENDMENT AND RESTATEMENT OF THE CHARTER

    The Board of Directors has unanimously declared it advisable and unanimously recommends to the Company's stockholders that Article SEVENTH ("Article Seventh") of the Charter, which relates to certain creditors' and stockholders' rights to effect compromises or reorganizations, be deleted.

    On August 30, 1996, the Company entered in a $25 million secured Credit Agreement with Merita Bank Ltd and Bank of Boston Connecticut (the "Banks"). At the Banks' request, and as a condition to the closing of such Credit Agreement, the Company agreed to seek stockholder approval to amend the Charter in order to delete Article Seventh relating to compromises and arrangements with creditors and/or stockholders. The Banks requested the removal of Article Seventh to avoid the risk that other creditors could restrict the Banks' ability to have the Banks' debt repaid if such debt were ever to represent less than one-fourth of the Company's outstanding debt.

    Article Seventh is an optional provision permitted by the Delaware General Corporation Law. It provides that the Company's creditors or stockholders, or any class of them, may petition a court in the State of Delaware to order a meeting of such creditors or stockholders to consider a proposed compromise or arrangement with the Company. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, as the case may be, agree to a compromise or arrangement of debts owed to such creditors or the equity interests held by such stockholders, such compromise or arrangement and any resulting reorganization of the Company shall, if sanctioned by the Delaware Court of Chancery, be binding on the Company and the creditors and/or stockholders involved, including those creditors and/or stockholders who may be opposed to such compromise and reorganization.

    Article Seventh reads in full as follows:

    "SEVENTH: Creditors: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation."

If the Charter is amended and restated to delete Article Seventh, creditors and/or stockholders, or any class of them, representing three-fourths in value of the claims against or equity interests in the Company will no longer be able to impose a court-sanctioned settlement upon the remaining members of the affected class under Delaware law. However, in the absence of Article Seventh, creditors and stockholders will still be entitled to all rights afforded by the Federal Bankruptcy Code. These include provisions under Chapter 11 of the Bankruptcy Code which generally provide for a binding reorganization of the Company's debt and/or equity interests upon an affirmative vote of a majority in number and two-thirds in value or amount of those voting in any particular class, provided that numerous other requirements are met. There are some important differences between reorganizations under the Bankruptcy Code and those permitted by Article Seventh. Under the Bankruptcy Code: (i) stockholders cannot initiate a reorganization and creditors may only do so if the Company fails to pay its debts as they become due; (ii) the Company has the exclusive right to propose a reorganization during the first 120 days, unless that period is increased or reduced by the Bankruptcy Court for cause; (iii) votes may be solicited only in conjunction with a disclosure statement which the Bankruptcy Court has approved as containing adequate information; and (iv) a plan of reorganization may not be confirmed if the plan does not provide each creditor and stockholder who has not accepted the plan with as much consideration as would be received if the Company were liquidated under Chapter 7 of the Bankruptcy Code. The provisions of Article Seventh do not contain any such procedural requirements. However, any plan or arrangement proposed under Article Seventh would have to be sanctioned by the Delaware Chancery Court and would be subject to any requirements imposed by the Delaware Chancery Court in connection therewith.

    Deletion of Article Seventh may make it more difficult for a majority of creditors and/or stockholders to obtain approval of any compromise, arrangement or plan of reorganization that would benefit them, particularly if such approval is sought when the Company is not insolvent. In the absence of Article Seventh, creditors and stockholders would have to rely on the rights provided by the Federal Bankruptcy Code and, with respect to general corporate matters, the stockholders would have to rely on the general provisions of the Delaware General Corporation Law.

The Board of Directors of the Company has adopted, subject to stockholder approval, an amended and restated Certificate of Incorporation which will delete Article Seventh in its entirety and renumber the remaining provisions and make other conforming changes (the "Amended Charter"). The Board of Directors believes that approval of the Amended Charter (i) will not have a material adverse effect on the rights of stockholders who will still be entitled to the full benefits and rights available under the Delaware General Corporation Law and the Federal Bankruptcy Code, and (ii) will facilitate the Company's relationships with the Banks.

    The Board of Directors recommends a vote FOR the approval of an amendment and restatement of the Charter to delete Article Seventh, which is designated as Proposal 2 on the enclosed proxy card.

                                   PROPOSAL 3

                          HOLMES PROTECTION GROUP, INC.
                            1996 STOCK INCENTIVE PLAN

Approval of the Company's 1996 Stock Incentive Plan

     The Board of Directors has adopted the 1996 Plan and it is being submitted to stockholders for approval.

     A description of the 1996 Plan, a complete copy of which is attached hereto as Annex A, appears below.

     The purpose of the 1996 Plan is to provide an incentive to and to attract, secure and retain the Company's key employees, consultants and directors. The 1996 Plan provides for the grant of options to acquire a maximum of 2,000,000 shares of Common Stock. Of such shares, as of November __, 1996, 830,000 shares were subject to outstanding options (subject to stockholder approval). The 1996 Plan provides that, upon its approval, no further options or other awards will be granted under either the Company's Amended and Restated Senior Executives' Option Plan (the "Executives Plan") or the Company's 1992 Directors' Option Plan (the "Directors Plan"). All options outstanding under the prior plans will continue to be governed by the terms of those plans. The 1996 Plan permits the granting of incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), each as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), at the discretion of the Compensation Committee of the Board of Directors with regard to employee or consultant optionees, and NSOs to non-employee directors.

     The 1996 Plan is administered by the Compensation Committee. Subject to the terms of the 1996 Plan, the Compensation Committee determines the terms and conditions of options granted under the 1996 Plan to employees and consultants of the Company and its affiliates. The Compensation Committee, however, has no discretion with respect to the selection of non-employee directors to receive options, the number of shares of Common Stock subject to any such options, the purchase price thereunder or the timing of grants of options to non-employee directors. Options granted under the 1996 Plan are not transferable, except by the laws of descent and distribution, and are evidenced by written agreements which contain such terms, conditions, limitations and restrictions as the Compensation Committee deems advisable and which are not inconsistent with the terms of the 1996 Plan.

     The option exercise price must be paid in full at the time the notice of exercise of the option is delivered to the Company and must be tendered in cash or by transferring shares of Common Stock upon terms and conditions determined by the Compensation Committee. The Board of Directors has certain rights to suspend, amend or terminate the 1996 Plan, provided stockholder approval is obtained.

     In the event of a change in control (as defined in the 1996 Plan), outstanding options vest immediately and become exercisable in full, whether or not otherwise vested or exercisable. In addition, the optionee has the right to surrender his or her options for cancellation within sixty days after a change in control and receive a cash payment therefor.

     Non-Employee Director Awards. The 1996 Plan provides for awards of options to directors ("Eligible Directors") of the Company who are not employees of the Company or its affiliates and who have not, within one year immediately preceding the determination of such director's eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates (other than options granted under any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934, as amended). The exercise price of the options is equal to 100% of the fair market value (as such term is defined in the 1996
Plan) of the Common Stock on the date of grant. The options are exercisable in whole or in part at all times during the period beginning on the date of grant until five years from the date of grant.

     Pursuant to the 1996 Plan, subject to stockholder approval, each non-employee director in office on and after December 4, 1995 was awarded an Initial Grant (as defined below). In addition, upon first election or appointment to the Board of Directors, each newly elected or appointed Eligible Director will be granted an option to purchase 25,000 shares of Common Stock (the "Initial Grant"). Immediately following each annual meeting of stockholders commencing with the meeting following the close of fiscal year ending December 31, 1996, each Eligible Director will be granted an additional option to purchase 1,000 shares of Common Stock.

     In addition, on December 5, 1995, each of Messrs. Hauser, Lyons, Mitchell and Spier were granted options under the 1996 Plan to purchase 15,000, 60,000, 30,000 and 15,000 shares of Common Stock, respectively, at an exercise price of $5.56 per share. Such grants were made in recognition of the extraordinary services that each of these individuals provided to the Company in connection with the management transition and reorganization that occurred during 1995.

     Options granted to Mr. Spier pursuant to the New Plan will not be affected by the termination of his service as a director.

     If an optionee's service as a director terminates for any reason other than disability, cause (each as defined in the 1996 Plan) or death, the optionee may exercise his options in the three-month period following such termination. If the optionee's service as a director terminates by reason of resignation or removal from the Board of Directors due to disability, the optionee may exercise his options in the one-year period following such termination. If an optionee dies while a director or within three months after termination of service as a director, any options held by such director may be exercised in the one-year period following the optionee's death by the person to whom such rights under the options pass by will or pursuant to the laws of descent and distribution. If an optionee's service as a director terminates for cause, any options granted to such optionee will terminate immediately.

     Other Awards. The 1996 Plan provides that the Compensation Committee must establish an exercise price for employee stock options that is not less than the fair market value (as defined in the 1996 Plan) of the Common Stock on the date of grant. Each ISO must expire within ten years of the date of grant. However, if ISOs are granted to persons owning more than 10% of the voting stock of the Company, the 1996 Plan provides that the exercise price may not be less than 110% of the fair market value per share at the date of grant and that the term of such ISOs may not exceed five years. Each employee option vests at a rate and expires on a date designated by the Compensation Committee.

     If an optionee's employment is terminated by reason of death, disability or retirement (as defined in the 1996 Plan), the Compensation Committee may determine that any options held by such person become immediately exercisable and may be exercised at any time prior to the expiration date of the options or within twelve months (three months with regard to ISOs) after the date of termination. If an optionee's employment is terminated for any reason other than death, disability or retirement or if the Compensation Committee does not provide the treatment discussed in the prior sentence, all unvested options held by such person will terminate and all vested options will be exercisable for a period of three months after the date of termination.

New Plan Benefits

     The following table sets forth the stock options that the individuals and groups referred to below will receive in 1996 if the 1996 Plan is approved by the Company's stockholders at this Annual Meeting.

                                NEW PLAN BENEFITS
                          Holmes Protection Group, Inc.
                            1996 Stock Incentive Plan


                                                                                      Number of Shares
                                                                                       of Common Stock
                 Name and Position                        Dollar Value ($)           Underlying Options
                 -----------------                        ----------------           ------------------

George V. Flagg
  President and Chief Executive Officer.............            (2)                        260,000

James L. Boehme
  Executive Vice President-Sales and
  Marketing.........................................            (2)                        195,000

Glenn C. Riker
   Senior Vice President of Human Resources.........             --                             --

Lawrence R. Irving
  Vice President-Finance............................            (2)                         25,000

Richard Hickson (1)
  Former President and Chief Executive
  Officer...........................................             --                             --

Brian H. Jaffe (1)
  Former Vice President, General Counsel and
  Secretary.........................................             --                             --

Eugene G. Lestardo (1)
   Former Acting Chief Operating Officer............            (2)                         15,000

William C. Sholl (1)
   Former Vice President Management
   Information Systems..............................             --                             --

Current Executive Officers as a Group...............            (2)                        480,000

Current Non-Executive Directors as a
   Group............................................            (2)                        280,000

Non-Executive Employees as a Group..................            (2)                         10,000

---------------------------------

(1) Messrs. Hickson, Jaffe and Sholl resigned from the Company effective May 30, 1995, April 27, 1996 and March 31, 1996, respectively, and are not eligible to participate in the 1996 Plan as of the date hereof. Mr. Lestardo's employment with the Company terminated effective October 7, 1996. The stock options granted to Mr. Lestardo under the 1996 Plan will not be affected by the termination of his employment with the Company. However, Mr. Lestardo is not eligible for further grants of options under the 1996 Plan. See "Executive Compensation-Summary Compensation Table."

(2) Dollar value is dependent upon the future share price of the Common Stock.

Certain Federal Income Tax Consequences of the 1996 Plan under Current Law

     An optionee will recognize no taxable income at the time an option is granted.

     An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the transfer of such shares, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to incentive stock options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

     If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

     Employees, officers, consultants, agents, and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after January 1, 1994, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds $1 million per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors (as defined in the Internal Revenue Code and Treasury Regulations promulgated thereunder), the plan sets a maximum number of options that may be granted to any person in any year, and the plan under which the options are granted is approved by stockholders.

     The foregoing discussion summarizes the federal income tax consequences of the 1996 Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the 1996 Plan.

     The 1996 Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

     The Board of Directors recommends a vote FOR the approval of the 1996 Plan, which is designated as Proposal 3 on the enclosed proxy card.

                                   PROPOSAL 4

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed Arthur Andersen LLP as independent accountants for the fiscal year ending December 31, 1996, and to render other professional services as required.

     The appointment of Arthur Andersen LLP is being submitted to stockholders for ratification.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of Arthur Andersen LLP as independent auditors of the Company, which is designated as Proposal 4 on the enclosed proxy card.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership, as of November , 1996, of the Common Stock by (i) any person known by the Company to beneficially own more than 5% of the outstanding Common Stock;
(ii) each director of the Company; (iii) the Company's former Chief Executive Officer and each of the four most highly compensated current or former executive officers (collectively, the "Named Officers") for services rendered to the Company during each of the last three fiscal years; and (iv) all directors and executive officers of the Company as a group, including the Named Officers. All share and warrant amounts and related exercise prices have been adjusted to give effect to the one-for-fourteen reverse stock split of the Common Stock completed on March 27, 1995. On November __, 1996, there were 5,828,062 shares of Common Stock issued and outstanding.

                                                                  Number of Shares of
                                                               Common Stock Beneficially
Name of Beneficial Owner                                                Owned(1)          Percentage Ownership(1)
------------------------                                                --------          -----------------------
HP Partners L.P.(2)...........................................         2,201,600                  33.8%
     c/o HP Management, Inc.
     444 Madison Avenue, 38th Floor
     New York, New York 10022
John Hancock Mutual Life......................................           636,095                  10.8%
     Insurance Company(2)
     John Hancock Place
     P.O. Box 111
     Boston, Massachusetts 02117
The Mutual Life Insurance Company..............................          397,716                  6.8%
     of New York(2)
     1740 Broadway
     New York, New York 10019
TJS Partners, L.P.(2)..........................................          399,000                  6.8%
     52 Vanderbilt Avenue
     5th Floor
     New York, New York 10017
Stephen Feinberg(2)............................................          324,600                  5.6%
     950 Third Avenue, 20th Floor
     New York, New York 10022
Pierre Besuchet(3)(6)..........................................           19,048                    *
Daniel T. Carroll(6)...........................................            2,000                    *
George V. Flagg(6).............................................            6,000                    *
Lawrence R. Glenn(6)...........................................               --                   --
Mark S. Hauser(4)(6)(7)........................................        2,201,600                  33.8%
Richard Hickson................................................              142                    *
Brian H. Jaffe(5)..............................................              306                    *
Eugene G. Lestardo(5)(6).......................................            1,000                    *
William P. Lyons(4)(6)(7)......................................        2,210,600                  33.9%
David Jan Mitchell(4)(6)(7)....................................        2,204,600                  33.9%
Edward L. Palmer(6)............................................            2,592                    *
Glenn C. Riker(5)..............................................               --                   --
William C. Sholl...............................................            2,207                    *
All directors and executive officers as a group (15
   persons)(3)(4)(5)(6)........................................        2,246,895                  34.5%

-------------------
* Represents less than 1% of outstanding Common Stock.

(1) Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned, except as otherwise noted in the footnotes to this table. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire on or within 60 days of November __, 1996. For purposes of computing the percentage of outstanding Common Stock held by each person or group of persons named above, any shares which such person has or has the right to acquire on or within 60 days after November __, 1996 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes shares issuable upon the exercise of warrants having a current exercise price of $10.68 per share, as follows: John Hancock Mutual Life Insurance Company and affiliates - 68,394; and The Mutual Life Insurance Company of New York and affiliates - 42,764. With respect to HP Partners L.P., includes 685,714 shares of Common Stock issuable upon the exercise of warrants having a current exercise price of $4.58 per share. The information in the foregoing table and in this note is based on the Company's records and on either a Schedule 13D or a Schedule 13G filed with the Securities and Exchange Commission by each of the following stockholders and dated as indicated: HP Partners L.P., dated January 20, 1995; John Hancock Mutual Life Insurance Company, dated January 16, 1996; The Mutual Life Insurance Company of New York, dated March 2, 1995; TJS Partners, L.P., dated June 17, 1996; and Stephen Feinberg, dated October 1, 1996. The Schedule 13D filed by TJS Partners, L.P. states that TJS Management, L.P., TJS Corporation, and Thomas J. Salvatore may be deemed to own beneficially the shares owned beneficially by TJS Partners, L.P.

(3) Excludes vested options to purchase 17,884 shares of Common Stock granted to Mr. Besuchet under the Company's 1992 Directors' Option Plan (the "Directors Plan"). Grants of stock options are no longer permitted under the Directors Plan. Such options have a current exercise price of $13.97 per share, however, they become exercisable only if the price per share of the Common Stock on the Nasdaq National Market is not less than $24.45 for 30 consecutive trading days. Such condition had not been met as of November __, 1996.

(4) Includes 1,515,886 shares of Common Stock and warrants to purchase 685,714 shares of Common Stock owned by HP Partners L.P. Messrs. Hauser, Mitchell and Spier (a former director of the Company) are stockholders and directors of the general partner of HP Partners L.P. and Messrs. Mitchell and Spier are also limited partners of HP Partners L.P. Messrs. Hauser, Mitchell and Spier are also the sole stockholders of the special limited partner of HP Partners L.P. which is entitled to various rights relating to 285,714 of the partnership's warrants. Pursuant to HP Partners L.P.'s partnership agreement, Mr. Lyons has an arrangement to participate in any economic benefit which Mr. Spier obtains as a result of Mr. Spier's shareholding interest in such general partner.

(5) Excludes vested options granted under the Company's Amended and Restated Senior Executives' Option Plan (the "Executive Plan") to each of Messrs. Jaffe, Lestardo, Riker and one other former executive officer to purchase 2,656, 6,640, 4,427 and 2,656 shares of Common Stock, respectively, at an exercise price of $7.28 per share. These options become exercisable only if the price per share of the Common Stock on the Nasdaq National Market is not less than $13.30 for 30 consecutive trading days. Such condition had not been met as of November __, 1996.

(6) Excludes options granted under the 1996 Plan to each of Messrs. Besuchet, Carroll, Glenn, Hauser, Lestardo, Lyons, Mitchell and Palmer to purchase 25,000, 25,000, 25,000, 40,000, 15,000, 85,000, 55,000 and 25,000 shares of
     Common Stock, respectively, at exercise prices ranging from $5.50 to $5.56 per share. Also excludes options granted under the 1996 Plan to each of Messrs. Flagg, Boehme and Irving to purchase 260,000, 195,000 and 25,000 shares of Common Stock, respectively, in accordance with their respective employment agreements. The grant of all options under the 1996 Plan and terms thereof are subject to and conditioned upon approval of such plan by stockholders at this Annual Meeting. See "Proposal 3-Holmes Protection Group, Inc. 1996 Stock Incentive Plan."

(7) The address of such stockholder is: c/o Holmes Protection Group, Inc., 440 Ninth Avenue, New York, New York 10001-1695.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of annual and long-term compensation earned by or paid to the Named Officers for services rendered to the Company during each of the last three fiscal years:

                                           SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                                                                              Compensation
                                                                Annual Compensation              Awards
                                                          -------------------------------     -------------
                                                                                   Other       Securities
                                                                                   Annual      Underlying    All Other
                                                                                  Compen-       Options/      Compen-
                                                          Salary       Bonus       sation         SARs         sation
    Name and Principal Position            Year             ($)         ($)         ($)            (#)         ($)(1)
    ---------------------------            ----            -----       -----      -------      ------------  ---------
Richard Hickson (2).................       1993           $183,300    $ 7,600     $      --           --       $    --
Former President and Chief Executive       1994            208,333      5,346            --       35,418(3)         --
Officer                                    1995            108,605         --            --           --            --

Brian H. Jaffe (4)..................       1993            115,000      6,000        10,400           --         3,630
Former Vice President, General Counsel     1994            117,884     13,151        10,400        8,854(3)      3,931
and Secretary                              1995            122,000     25,010        10,400           --         4,325

Eugene G. Lestardo (5)..............       1993            125,000     17,455        11,700           --         4,500
Former Acting Chief Operating Officer      1994            128,128     42,667        11,700       13,281(3)      4,624
                                           1995            141,300     16,250        12,425       15,000(6)      4,628

Glenn C. Riker......................       1993             86,000     15,300        13,000           --         3,039
Senior Vice President-Human                1994             88,150     12,782        13,000        8,854(3)      3,209
Resources                                  1995             91,260     20,716        13,000           --         3,476

William C. Sholl (7)................       1993             54,692      3,783         6,320           --           208
Former Vice President-Management           1994             90,000     10,378        10,400           --         3,011
Information Systems                        1995             93,150     20,027        10,400        8,854         3,339

-----------------------------

(1) Represents matching contributions by the Company under the Company's 401(k) Plan. 20% of accrued matching contributions become vested on each of the second through sixth anniversaries of employment and are fully vested thereafter.

(2) Mr. Hickson resigned as President and Chief Executive Officer and a director of the Company, effective May 30, 1995. His outstanding stock options were canceled on such date pursuant to the terms of the

     Executives Plan. From May 31 through September 30, 1995, Mr. Hickson served as a consultant to the Company for which services he received additional compensation of $6,531.

(3) 1994 option grants replaced a like number of options previously granted under the Executives Plan to Messrs. Hickson, Lestardo and Riker in 1992 and Mr. Jaffe in 1994.

(4) Mr. Jaffe resigned as Vice President, General Counsel and Secretary of the Company, effective as of April 27, 1996. His unvested options to purchase 6,198 shares of Common Stock were canceled. Mr. Jaffe's vested options to purchase 2,656 shares of Common Stock remain outstanding through June 30, 1997. Mr. Jaffe is serving as a consultant to the Company in exchange for compensation on a per diem basis.

(5) Mr. Lestardo served in the capacity of Acting Chief Operating Officer of the Company from June 14 to December 31, 1995. Mr. Lestardo served as President of Holmes Protection of New York, Inc., a wholly-owned subsidiary of the Company, from October 1991 to October 1996. On October 7, 1996, Mr. Lestardo's position at the Company was eliminated as part of a corporate restructuring and, as a result, Mr. Lestardo's employment with the Company was terminated. Mr. Lestardo's unvested options to purchase 6,641 shares of Common Stock under the Executives Plan were cancelled, and his vested options to purchase 6,640 shares of Common Stock remain outstanding through April 6, 1998.

(6) Represents a grant of stock options made in December 1995 under the 1996 Plan. All options granted thereunder are subject to and conditioned upon approval of the 1996 Plan by stockholders of the Company at this Annual Meeting.

(7) Mr. Sholl joined the Company on May 26, 1993, which accounts for the lower compensation level for such year. Mr. Sholl resigned from his position with the Company, effective March 31, 1996. Under the terms of the Executives Plan, his options to purchase 8,854 shares of Common Stock have been canceled.

     All information under "Executive Compensation" herein relating to stock options (except for those granted under the 1996 Plan) and related exercise and hurdle prices have been adjusted to give effect to the one-for-fourteen reverse stock split of the Common Stock effected on March 27, 1995.

     The following table contains information concerning the grant of stock options made to the Named Officers during the fiscal year ended December 31, 1995 under the Executives Plan or the 1996 Plan:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               Potential
                                                                                            Realizable Value
                                              Individual Grants                                at Assumed
                             ------------------------------------------------------------        Annual
                                          Percent of                                            Rates of
                                             Total                                             Stock Price
                              Number of   Option/SARs                Market                 Appreciation For
                             Securities    Granted to   Exercise    Price on                  Option Term(2)
                             Underlying    Employees     or Base     Grant
                             ptions/SARs   in Fiscal      Price       Date     Expiration   ------------------
Name                         Granted (#)     Year       ($/sh)(1)    ($/sh)       Date       5%($)     10% ($)
----                         -----------     ----       ---------    ------       ----       -----     -------
Eugene G. Lestardo (3)......     15,000        60%        $5.50      $5.50     12/4/2005    $51,884    $131,484
William C. Sholl (4)........      8,854       100%         7.28       6.12(5)  1/12/2005     23,807      76,089

-----------------------
(1) Once vested, all options which have been granted under the Executives Plan become exercisable only if the price per share of the Common Stock on the Nasdaq National Market is not less than $13.30 for 30 consecutive trading days. Such condition had not been met as of November __, 1996. The 1996 Plan and all options granted thereunder are subject to and conditioned upon stockholder approval at this Annual Meeting.

(2) Amounts indicated under the "Potential Realizable Value" columns above have been calculated by multiplying the market price on the date of grant by the annual appreciation rate shown (compounded for the term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options.

(3) Represents a grant of stock options made under the 1996 Plan. Such grant and the terms thereof are subject to and conditioned upon the approval of the 1996 Plan by stockholders at this Annual Meeting. Effective October 7, 1996, Mr. Lestardo's position as President of Holmes Protection of New York, Inc. was eliminated and as a result, his employment with the Company was terminated. The options granted to Mr. Lestardo under the 1996 Plan will not be affected by the termination of his employment with the Company.

(4) Represents a grant of stock options made under the Executives Plan. Mr. Sholl resigned from his position with the Company, effective March 31, 1996. Under the terms of the Executives Plan, his stock options have been canceled. See Note 7 to Summary Compensation Table.

(5) On the date of grant, January 12, 1995, the Common Stock traded on the London Stock Exchange. Accordingly, the dollar-denominated market price on the grant date has been converted at an assumed exchange rate of $1.56 per British pound.

     Except as disclosed above, no other grants of stock options were made in the fiscal year ended December 31, 1995 to any of the Named Officers. No stock options were exercised by any of the Named Officers during the fiscal year ended December 31, 1995.



                     AGGREGATED OPTION EXERCISES DURING THE
                       FISCAL YEAR ENDED DECEMBER 31, 1995
                        AND FISCAL YEAR END OPTION VALUES

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                             Value of
                                                       Number of Securities                 Unexercised
                                                      Underlying Unexercised               In-the-Money
                                                           Options/SARs                    Options/SARs
                                                      at Fiscal Year-End (#)          at Fiscal Year-End ($)
Name                                                Exercisable/Unexercisable        Exercisable/Unexercisable
----                                                -------------------------        -------------------------
Richard Hickson.................................               0/0                              0/0
Brian H. Jaffe..................................            2,656/0(1)                          0/0
Eugene G. Lestardo..............................        3,984/24,297(1)(2)                      0/0
Glenn C. Riker..................................          2,656/6,198(1)                        0/0
William C. Sholl................................            0/8,854(1)                          0/0

-------------------

(1) Options were granted pursuant to the Executives Plan on July 29, 1994, except in the case of Mr. Sholl whose options were granted on January 12, 1995.

(2) Includes options which were granted pursuant to the 1996 Plan on December 4, 1995.

                              EMPLOYMENT AGREEMENTS

    Mr. Flagg is employed by the Company pursuant to an employment agreement dated January 8, 1996, which expires on December 31, 1997, but continues year-to-year thereafter unless terminated in accordance with its terms. Mr. Flagg's employment agreement provides for an annual base salary of no less than $200,000. Mr. Boehme is employed by the Company pursuant to an employment agreement dated January 8, 1996, which expires on December 31, 1997, but continues year-to-year thereafter unless terminated in accordance with its terms. Mr. Boehme's employment agreement provides for an annual base salary of no less than $150,000. Mr. Irving is employed by the Company pursuant to an employment agreement dated May 13, 1996, which expires on May 31, 1998, but continues year-to-year thereafter unless terminated in accordance with its terms. Mr. Irving's employment agreement provides for an annual base salary of no less than $105,000. The salaries provided under all of these employment agreements may be increased at the discretion of the Board of Directors or the Compensation Committee thereof. Under the terms of Messrs. Flagg's, Boehme's and Irving's respective employment agreements, options to purchase shares of Common Stock under the 1996 Plan (260,000 shares in the case of Mr. Flagg, 195,000 shares in the case of Mr. Boehme and 25,000 shares in the case of Mr. Irving) have been granted subject to and conditioned upon stockholder approval of the 1996 Plan at this Annual Meeting. Messrs. Flagg, Boehme and Irving are also provided with certain other benefits and perquisites pursuant to their respective employment agreements. Upon termination of employment with the Company, Messrs. Flagg, Boehme and Irving are each subject to a non-compete period of six months.

    In accordance with Messrs. Flagg's, Boehme's and Irving's respective employment agreements, upon a termination of employment by the Company for reasons other than (i) "Cause," (ii) "Disability" (each as defined in such employment agreements), or (iii) death, incompetency or bankruptcy, the Company will be obligated to pay to each of Messrs. Flagg, Boehme and Irving 12 months base salary, and to maintain certain benefits. Upon termination of employment by the Company within 12 months of a "Change-of-Control Event" (as defined below), Messrs. Flagg, Boehme and Irving shall each be entitled to receive their respective base salaries and certain other benefits for an additional period of 12 months. As defined in Messrs. Flagg's, Boehme's and Irving's respective employment agreements, a "Change-of-Control Event" means the consummation of (i) a proxy contest for control of the Board of Directors resulting in the person or entity or group of affiliated persons or entities (collectively, a "Control Group") initiating such proxy contest electing a majority of the members of the Board of Directors; (ii) the purchase by a Control Group of the Common Stock or other securities of the Company which, when aggregated with any other securities of the Company then held by such Control Group, gives such Control Group "beneficial ownership" (as defined in Rule 13d-3 promulgated under the Exchange
Act) of securities representing more than 50% of the combined voting power of the Company; or (iii) any such transaction that the Board of Directors shall have favorably recommended to stockholders of the Company at any time prior to its consummation, and such recommendation shall not have been withdrawn.

    Mr. Riker is employed by the Company pursuant to an employment agreement dated October 12, 1994, which expires on December 31, 1996, and which provides for an annual base salary of $91,260. The salary provided under the employment agreement may be increased at the discretion of the Board of Directors or the Compensation Committee thereof. Under the terms of the employment agreement, Mr. Riker is entitled to receive cash bonus awards, provided certain targets with regard to Company performance are met or exceeded. Mr. Riker is also provided with certain other benefits and perquisites pursuant to his employment agreement. Upon termination of employment with the Company, Mr. Riker is subject to a non-compete period of four months.

    In accordance with Mr. Riker's employment agreement, upon a termination of employment by the Company for reasons other than (i) "Cause," (ii) "Disability" (as defined in the employment agreement), (iii) death, incompetency or bankruptcy, or (iv) the expiration of the term of the employment agreement, the Company will be obligated to pay four months base salary to Mr. Riker, and to maintain certain benefits. Upon termination of employment by the Company within 12 months of a "Contested Takeover Event" (as defined below), Mr. Riker shall be entitled to receive his base salary and certain other benefits for a period of 12 months. As defined in Mr. Riker's employment agreement, a "Contested Takeover Event" means the consummation of (i) a proxy contest for control of the Board of Directors resulting in the person or entity or group of affiliated persons or entities (collectively, a "Control Group") initiating such proxy contest electing a majority of the members of the Board of Directors, or (ii) the purchase by a Control Group of the Common Stock or other securities of the Company which, when aggregated with any other securities of the Company then held by such Control Group, gives such Control Group "beneficial ownership" (as defined in Rule 13d-3 promulgated under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company; provided that no "Contested Takeover Event" shall be deemed to occur if the Board of Directors shall have favorably recommended the transaction to stockholders of the Company at any time prior to its consummation, and such recommendation shall not have been withdrawn.

    Upon the occurrence of a "Change-of-Control Event" and/or a "Contested Takeover Event," as the case may be, the Company's maximum aggregate salary payment obligation would be $1,001,200. Such amount is calculated by combining the 1996 base salaries of each of Messrs. Flagg, Boehme and Irving for a period of 24 months, together with the 1996 annual base salary of Mr. Riker for a period of 12 months.

    Messrs. Hickson, Jaffe, Lestardo and Sholl were employed by the Company pursuant to employment agreements which contained substantially similar terms to those in the employment agreement of Mr. Riker. Following the termination of their respective employment agreements, Messrs. Hickson, Jaffe and Sholl were each subject to non-compete periods of six months, three months and three months, respectively. Mr. Lestardo is currently subject to a non-compete period of six months.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the Company's fiscal year ended December 31, 1995, the Compensation Committee of the Board of Directors consisted of Messrs. Besuchet, Lyons (Chairman), Palmer and Spier. None of these individuals has ever served as an officer or an employee of the Company (other than by reason of the officer status conferred upon the Chairman of the Board of Directors pursuant to the Company's By-Laws). In addition, no executive officer of the Company has ever served as (i) a member of the compensation committee or equivalent of another entity, one of whose executive officers served on the Compensation Committee,
(ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee or equivalent of another entity, one of whose executive officers served as a director of the Company.



                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

    The Compensation Committee establishes objectives for the Company's senior executive officers, sets the compensation of Directors, executive officers and other employees of the Company and is charged with the administration of the Company's employee benefit plans, including stock option plans.

General Policies Regarding Compensation of Executive Officers

    The Company's executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize shareholder returns, (2) to afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company's business objectives. The Company's compensation structure consists of base salary, incentive cash bonuses and stock options. Together these components link each executive's compensation directly to individual and Company performance. The initial base salary and terms of bonuses for certain executive officers are contained in the employment agreements described under the caption "Employment Agreements."

Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership, and potential contribution to the success of the Company. Salaries are reviewed annually and vary based on the Company's Chief Executive Officer and the Compensation Committee's subjective assessment of the individual executive's performance and the Company's performance. The base salaries specified in each executive's employment agreement, if applicable, are adjusted as necessary, subject to any minimum salaries specified therein.

Bonuses. The Company is currently contemplating the restructuring of the existing cash bonus provisions under the Company's Senior Management Incentive Plan (the "Incentive Plan"). However, as of the fiscal year ended December 31, 1995 and according to the provisions of the Incentive Plan as it currently exists, executive officers are eligible to receive incentive cash bonuses based on the Compensation Committee's assessment of the respective executive's individual performance and the performance of the Company. Each officer has three assigned incentive award goals which, if met, entitle such officer to an annual award of 10% of base salary for each goal attained. The officer receives an additional bonus of one third of 1% of base salary for each 1% increment by which a numerical goal is exceeded. These goals are generally based on the Company's pre-tax income, recurring revenues and the officer's departmental costs. The annual incentive award an executive officer is eligible to receive can amount to up to 100% of the executive's annual base salary. Bonus payments are paid quarterly and are subject to year-end adjustment. In 1995, incentive award percentages earned by the Named Officers ranged from 0% to 22.7% of base salary.

    In addition to bonus payments under the Incentive Plan based on the achievement of specific numerical goals, the Chief Executive Officer, in consultation with the Compensation Committee, may from time to time approve additional discretionary bonus payments to certain executive officers based on individual performance.

Stock Options. The Compensation Committee believes that continued use of stock options is an effective mechanism for long-term incentive compensation of executive officers and other employees. Accordingly, the Company has adopted, subject to shareholder approval, the 1996 Plan described herein. If the 1996 Plan is approved by stockholders, no further grants will be made under the Executives Plan.

    In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals. The Company's compensation deduction for a particular executive's total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million. The Compensation Committee believes that the compensation paid by the Company in the fiscal year ended December 31, 1995 will not result in any material loss of tax deductions for the Company.

Compensation of the Former Chief Executive Officer

    Mr. Hickson's annual base salary of $225,000 for the fiscal year ended December 31, 1995 was determined by the terms of his employment agreement, as amended, for the 2 1/2 year period which commenced in June 1993 and terminated upon his resignation effective May 30, 1995. The Compensation Committee believes that, despite the Company's disappointing financial results, the compensation earned by Mr. Hickson pursuant to his employment agreement for the first five months of 1995 was appropriate in light of Mr. Hickson's substantial contribution to improving the efficiency of the Company's operations and his efforts toward positioning the Company's business for further growth.


Members of the Compensation Committee:

William P. Lyons (Chairman)
Pierre Besuchet
Daniel T. Carroll
Edward L. Palmer

                              PERFORMANCE GRAPH(1)

    The Company's Common Stock traded on the London Stock Exchange from 1984 through March 24, 1995. From March 27, 1995 through September 20, 1996, the Common Stock traded on the Nasdaq SmallCap Market. Since September 23, 1996, the Common Stock has traded on the Nasdaq National Market.

    The graph below compares the cumulative total shareholder return on the Common Stock since March 27, 1995 (the date the Common Stock began trading on Nasdaq SmallCap Market) through September 30, 1996 with the cumulative stockholder return of (a) the total return on the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies) and (b) a "Peer Group Index." Total return values were calculated based on the assumption of $100 invested and on cumulative total return values assuming reinvestment of dividends. The Peer Group is based on a selection of companies operating in the security alarm monitoring industry and is comprised of Protection One, Inc., ADT Limited, Automated Security (Holdings) PLC, Borg-Warner Security, and Response USA, Inc. The Peer Group Index weighs the constituent companies' stock performance on the basis of market capitalization measured on March 27, 1995. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

--------
(1) The materials contained in this report and under the caption "Performance Graph are not "soliciting material," are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation provision contained therein.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
      AMONG HOLMES PROTECTION GROUP, INC., CRSP TOTAL RETURN INDEX FOR THE
         THE NASDAQ STOCK MARKET (U.S. COMPANIES) AND A PEER GROUP INDEX
                                  (in dollars)


        [Graph appears here according to plot coordinates listed below]

                                   12/31/91 12/31/92 12//31/93 12/30/94 12/29/95
                                   -------- -------- --------- -------- --------
Holmes Protection Group, Inc.                                             72.3
Nasdaq Stock Market (US Companies)   69.8     81.2     93.2     91.1     128.8
Self-Determined Peer Group           82.4     93.2     99.9     95.3     128.1

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1994, Mr. William Spier, a former director of the Company who resigned on September 30, 1996, entered into an agreement with PremiTech Corporation ("PremiTech"), which is a limited partner of HP Partners L.P., to acquire PremiTech's limited partnership interest for approximately $2,000,000, at the option of PremiTech, in the event that PremiTech did not enter into an agreement for the provision of information technology services to the Company. Such information technology agreement was subsequently executed on April 4, 1995, thereby terminating PremiTech's option to sell its interest in HP Partners L.P. to Mr. Spier.

     Pursuant to HP Partners L.P.'s partnership agreement, Mr. Lyons has an arrangement to participate in any economic benefit which Mr. Spier obtains as a result of Mr. Spier's shareholding interest in such general partner.

     On December 4, 1995, each of Messrs. Hauser, Lyons, Mitchell and Spier were granted options under the 1996 Plan to purchase 15,000, 60,000, 30,000 and 15,000 shares of Common Stock, respectively, at an exercise price of $5.56 per share. Such grants were made in recognition of the extraordinary services that each of these individuals provided to the Company in connection with the management transition and reorganization that occurred during 1995. The grant of all options under the 1996 Plan and the terms thereof are subject to and conditioned upon stockholder approval at this Annual Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.


                                  ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended December 31, 1995 is being mailed to stockholders with this proxy statement.

                   DEADLINE FOR STOCKHOLDER PROPOSALS FOR 1997

     Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 1997 Annual Meeting of Stockholders must be received at the Company's offices at 440 Ninth Avenue, New York, New York 10001-1695 no later than 120 days prior to the Company's next Annual Meeting, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable Securities and Exchange Commission rules and regulations.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE ASSISTANT SECRETARY, HOLMES PROTECTION GROUP, INC., 440 NINTH AVENUE, NEW YORK, NEW YORK 10001-1695.

                          Holmes Protection Group, Inc.
                Annual Meeting of Stockholders - December 5, 1996
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder of Holmes Protection Group, Inc. (the "Company") hereby constitutes and appoints Irving Kagan and Lawrence Irving, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at _______ New York, NY on Thursday, December 5, 1996, 10:00 a.m., Eastern Standard Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF PROPOSALS 2, 3 AND 4.


            (Continued and to be signed and dated on the other side)

The Directors recommend a vote FOR the Nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                                                                     Please mark
                                                               [X]   your votes
                                                                     as this
                                                                     example

                               -----------------
                                     COMMON


1. Election of Directors          FOR All nominees          WITHHOLD
                                  listed (except as         AUTHORITY
                                    marked to the         to vote for all
   George V. Flagg,                 contrary, see         nominees listed
   Lawrence R. Glenn and          instruction below)         at left
   Edward L. Palmer                     [  ]                   [  ]

                                               FOR        AGAINST     ABSTAIN
2. Proposal to approve an amendment and
   restatement of the Company's Restated       [ ]          [ ]         [ ]
   Certificate of Incorporation.

3. Proposal to approve the Company's 1996
   Stock Incentive Plan.                       [ ]          [ ]         [ ]

4. Proposal to ratify the appointment of
   Arthur Andersen LLP as independent          [ ]          [ ]         [ ]
   auditors.

INSTRUCTION: To withhold authority to vote for any individual nominee, line through the name of the nominee above.

The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

------------------            Dated ____________________________________, 1996
                 |
                 |            Signature(s)____________________________________
                 |
                 |            Signatures______________________________________
                 |

Please sign exactly as your name appears and return this proxy immediately in the enclosed self-addressed envelope.

                                                                         ANNEX A

                        HOLMES PROTECTION GROUP, INC.
                          1996 STOCK INCENTIVE PLAN

1.    Purpose:

     The purpose of this Plan is to strengthen Holmes Protection Group, Inc. (the "Company") by providing (i) an incentive to its key employees, consultants and directors, and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise; and (ii) an inducement essential to attracting, securing and retaining the services of persons best qualified to serve as key employees, consultants and directors of the Company. It is intended that this purpose be achieved by extending to all such persons an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is hereinafter defined).

2.   Effect on Other Plans:

     Upon approval of this Plan by the  stockholders of the Company  pursuant to
     Section 19 hereof, no further stock options or other awards shall be granted under the Company's 1994 Amended and Restated Senior Executives' Option Plan (formerly the "1992 Senior Executives' Option Plan"), (the "1994 Plan") or the Company's 1992 Directors' Stock Option (the "1992 Director Plan"). All stock options outstanding under the 1994 Plan and the 1992 Director Plan shall continue to be governed by the terms of the 1994 Plan and the 1992 Director Plan, and the relevant stock option agreement pertaining to each such stock option.

3.   Definitions:

     For purposes of the Plan, unless otherwise specified, capitalized terms shall have the following meanings:

     3.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     3.2 "Agreement" means the written agreement between the Company and an Optionee or Awardee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     3.3  "Award" means a grant of Restricted Stock.

     3.4 "Awardee" means a person to whom any Restricted Stock has been granted under the Plan.

     3.5  "Board" means the Board of Directors of the Company.

     3.6 "Cause" means (a) for purposes of Section 6.4 hereof, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets of the Company or any Subsidiary, and (b) for all other purposes, the commission of an act of fraud, dishonesty, unlawful or illegal conduct, gross negligence, insubordination, failure to substantially perform one's duties with the Company or any Subsidiary, or intentional misrepresentation, or a violation of the Company's Code of Business
          Ethics and Policies or similar set of standards of conduct and business practices adopted by the Board, or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, or a determination by the Board that there is a reasonable basis for concern that any governmental agency or regulatory authority, or similar authority in any jurisdiction in which the Company or any Subsidiary conducts or intends to conduct business, seek licensing or submit a proposal to conduct business may find the person unsuitable or unfit, or the failure of the person to provide appropriate information to, or cooperate with any regulatory or other governmental authority.

     3.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     3.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

          (i) The "acquisition" by any "Person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof to vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" forty percent (40%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (a) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis;
               (b) acquires the Voting Securities directly from the Company; (c) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (d) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity") or (e) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

          (ii) The individuals who, as of April 1, 1996; are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (iii) Consummation or effectiveness of:

               (a) A merger, consolidation or reorganization involving the Company(a) "Business Combination"), unless

               (1)  the  stockholders  of the  Company,  immediately  before the
                    Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

               (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

               (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities) has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a transaction described in this subparagraph (a) shall be referred to as a "Non-Control Transaction");

          (b)  A complete liquidation or dissolution of the Company; or

          (c) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

               Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is Beneficially Owned by
               (A) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (B) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; and (y) if an Eligible Employee's employment is terminated and the Eligible Employee reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Eligible Employee shall mean the date immediately prior to the date of such termination of employment.

     3.9  "Code" means the Internal Revenue Code of 1986, as amended.

     3.10 "Committee" means a committee consisting of at least two (2) directors who are Disinterested Directors and Outside Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

     3.11 "Company" means Holmes Protection Group, Inc.

     3.12 "Director Option" means an Option granted pursuant to Section 6 hereof.

     3.13 "Disability" means a physical or mental infirmity which impairs the Optionee's or Awardee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     3.14 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

     3.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     3.16 "Eligible Employee" means any officer or other employee or consultant of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

     3.17 "Employee Option" means an Option granted pursuant to Section 7 hereof.

     3.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.19 "Fair Market Value" on any date means the average of the high and low sales prices the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

     3.20 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     3.21 Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary and who is first elected or appointed to serve as a director of the Company after April 1, 1996.

     3.22 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     3.23 "Option" means a Employee Option, a Director Option, or either or both of them.

     3.24 "Optionee" means a person to whom an Option has been granted under the Plan.

     3.25 "Outside Director" means a director of the Company who is an "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     3.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     3.27 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 10 which are subject to restrictions which lapse over time without regard to the performance of the Company, a Subsidiary or a Division.

     3.28 "Plan" means the Holmes Protection Group, Inc. 1996 Stock Incentive Plan.

     3.29 "Pooling Period" means, with respect to a Pooling Transaction, the period ending on the day after the first date on which the combined entity resulting from the Pooling Transaction publishes thirty days of combined operating results or, if the Board makes a determination, such other period following the Pooling Transaction which the Board reasonably determines is appropriate in connection with the Pooling Transaction as a means of qualifying for and preserving "pooling of interests" accounting treatment.

     3.30 "Pooling Transaction" means an acquisition of or by the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

     3.31 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 9 hereof, which are subject to restrictions which lapse over time without regard to the performance of the Company, a Subsidiary or a Division.

     3.32 "Retirement" shall mean the termination of employment with the Company by reason of the attainment of the age which the Company, by policy or otherwise, has established as the age at which salaried employees may or shall be required to terminate their employment and receive retirement benefits.

     3.33 "Shares" means the common stock, par value $.01 per share, of the Company.

     3.34 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.


     3.35 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     3.36 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

4.   Administration:

     4.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director and an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     4.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Non qualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

          (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award and the terms and conditions of each Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

     4.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Awardees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Awardee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

5.   Stock Subject to the Plan:

     5.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,000,000. Upon a Change in Capitalization, the maximum number of Shares shall be adjusted in number and kind pursuant to Section 11 hereof; provided, however, that the maximum number of Shares that any Eligible Employee may receive pursuant to the Plan in respect of Options and Awards may not exceed 500,000 Shares. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     5.2 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason, the Shares allocable to the canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder

6.   Option Grants for Nonemployee Directors:

     6.1 Eligibility: The class of individuals eligible to receive grants of options under this Section 6 of the Plan shall be directors of the Company who are not employees of the Company or its affiliates and who have not, within one (1) year immediately preceding the determination of such director's eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates (other than options granted under any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Exchange Act) ("Eligible Directors").

     6.2  Grant

          (a) Effective December 4, 1995, subject to approval of the Plan by the stockholders of the Company and availability of an adequate number of Shares designated under the Plan, each Eligible Director then in office will be granted an option to purchase 25,000 Shares.

          (b) Upon first election or appointment to the Board, each newly elected or appointed Eligible Director will be granted an option to purchase 25,000 Shares.

          (c) Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 1996, each Eligible Director, other than an Eligible Director first elected to the Board within the twelve (12) months immediately preceding and including such meeting, will be granted an option to purchase 1,000 Shares (such option together with the options referenced in paragraphs (a) and (b) above, each a "Director Option").

     6.3 Purchase Price: The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date of the grant.

     6.4 Vesting: Subject to Sections 6.5 and 8.4 hereof, each Director Option shall vest and become exercisable in whole or in part at any time from the date of the grant.

     6.5 Duration: Each Director Option shall terminate on the date which is the fifth anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board, in either case, due to Disability, the Optionee may, for a period of one
               (1) year after such termination, exercise his or her Option, after which time the Option shall automatically terminate in full.

          (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause
               (a) or (b) of this Section 6.4, the Option granted to the Optionee may be exercised at anytime within twelve (12) months after the Optionee's death by the person or person to whom such rights under the Option shall pass by will or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

     6.6 Formula Award Plan: For purposes of this Section 6, the Plan is intended to be an ongoing formula award plan (as described in Rule 16b-3 (c) (2) (ii) under the Exchange Act), such that the awards granted hereunder shall not affect the recipient's disinterested status for purposes of administering any stock related plans of the Company established pursuant to Rule 6b-3 under the Exchange Act.

7.   Option Grants for Eligible Employees:

     7.1  Authority of Committee:  Subject to the  provisions of the Plan and to
          Section 5.1 hereof, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each, an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     7.2 Purchase Price: The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement, provided that the purchase price per Share under each Employee Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     7.3 Maximum Duration: Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     7.4 Vesting: Subject to Section 8.4 hereof, each Employee Option shall vest and become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

     7.5 Termination of Employment Due to Death, Disability or Retirement: In the event the employment of the Optionee is terminated by reason of death, Disability or Retirement, the Committee may provide in the Agreement that any outstanding Options granted to the Optionee shall become immediately exercisable and shall thereafter be fully exercisable at any time prior to the expiration date of the Options or within twelve (12) months after such date of termination of employment, whichever period is the shorter. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under
          Section  422 of the   Code  shall  not be  available  if such  Options
          granted to the Optionee are not exercised within three (3) months after such date of termination due to Retirement.

     7.6  Termination  of  Employment  Other  Than  for  Death,   Disability  or
          Retirement: If the employment of the Optionee shall terminate for any reason other than death, Disability of Retirement or, if the Committee does not provide in the Option Agreement the treatment described in
          Section 7.5 hereof upon the termination of the employment of the Optionee by reason of death, Disability or Retirement, the rights under any then outstanding Option granted to the Optionee pursuant to the Plan shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Option or three (3) months after such date of termination of employment, whichever first occurs, subject to such exceptions (which shall be set forth in the Agreement) as the Committee may, in its sole discretion, approve. Notwithstanding the foregoing, if the employment of the Optionee is involuntarily terminated by the Company (other than by reason of death, Disability or Retirement), any then outstanding Option granted pursuant to the Plan to the Optionee shall terminate immediately upon the termination of employment; provided, that the Committee may, in its sole discretion, waive, in whole or in part, the automatic forfeiture of such Employee Options or may condition such forfeiture upon whether the termination of employment was for Cause and may set forth such waiver or condition in the Agreement or at any other time, including following the termination of employment.

     7.7 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

8.   Terms and Conditions Applicable to All Options:

     8.1 Non-transferability: No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     8.2 Method of Exercise: The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or
          (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Until such person has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option and may establish cashless exercise procedures which provide for the exercise of the Option and sale of the underlying Share by a designated broker or dealer. In that connection, the written notice pursuant to this
          Section 8.2 may also provide instructions from the Optionee to the Company that upon receipt of appropriate instructions from the Optionee's broker or dealer, designated as such on the written notice, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     8.3 Rights of Optionees: No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company.

          Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     8.4 Effect of Change in Control: Notwithstanding anything contained in the Plan or an Agreement to the contrary (other than the last sentence of this Section 8.4), in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, (ii) the termination of an Optionee's employment following the Change in Control shall not affect his rights under this Section 8.4, and (iii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option. In the case of a Change in Control which also constitutes a Pooling Transaction and notwithstanding anything contained in the Plan or an Agreement to the contrary, the Committee may, and with respect to Director Options shall, take such actions which are specifically recommended by an independent accounting firm retained by the Company, to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, but not limited to, providing that
          (i) all Options or, in the alternative, such Options held by Optionees specifically identified by the Committee, shall not become immediately and fully exercisable on the date of the Change in Control but rather shall become immediately and fully exercisable on the date following the last day on which the Pooling Period expires (whether or not the Optionee is then an employee or director of the Company) and the holders of such Options shall only have the right to surrender for cancellation Options or portion thereof for the cash payment specified in clause (ii) of the first sentence of this Section 8.4 after the day following the expiration of the Pooling Period and for a period of sixty (60) days thereafter (in which case, whether or not the Optionee holding any such Options remains an employee or director of the Company, any such Option shall not terminate and shall remain exercisable for the greater of sixty (60) days after the expiration of the Pooling Period and the date such Option would otherwise terminate in accordance with the Plan and the relevant Agreement), and/or (ii) the payment specified in this Section 8.4 shall be paid in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, as designated by the Committee.

9.   Restricted Stock:

     9.1 Grant: The Committee may grant to Eligible Employees Awards of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Awardee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

     9.2 Rights of Awardee: Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Awardee as soon as reasonably practicable after the Award is granted, provided that the Awardee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If an Awardee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Awardee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     9.3 Non-transferability: Until any restrictions upon the Shares of Restricted Stock awarded to an Awardee shall have lapsed in the manner set forth in Section 9.4 hereof, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Awardee.

     9.4  Lapse of Restrictions:

          (a) Generally: Subject to Section 14 hereof, restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

          (b) Effect of Change in Control: Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become Filly vested in the Awardee.

     9.5 Modification or Substitution: Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Awards of Restricted Stock (to the extent not exercised) and grant new Awards in substitution for them.
          Notwithstanding the foregoing no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Awardee's consent.

     9.6 Treatment of Dividends: At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Awardee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Awardee until such time. If dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the lapsing of restrictions imposed on such Shares, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     9.7 Delivery of Shares: Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Awardee with respect to such Shares, free of all restrictions hereunder.

1O.  Effect of a Termination of Employment:

     The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

11.  Adjustment Upon Changes in Capitalization:

     (a) In the event of a Charge in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan (ii) the maximum number of Shares with respect to which Options or Awards may be granted to any Eligible Employee during the term of the Plan,
          (iii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 6 hereof;
          (iv) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; and (v) the Performance Objectives.

     (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

     (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

12.  Effect of Certain Transactions:

     Subject to Sections 8.4 and 10.4(b) hereof, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Awardee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

13.  Termination and Amendment of the Plan:

     The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

     (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Awardee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Awardee of any Shares which he or she may have acquired through or as a result of the Plan;

     (b) To the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations; and

     (c) The provisions of Section 6 hereof shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

14.  Certain Limitations:

     Notwithstanding any other provision of the Plan to the contrary:

     (i) stockholder approval shall be required for any material amendment of the Plan to become effective (with materiality as determined for purposes of Section 16(b) of the Exchange Act, the rules and regulations promulgated thereunder, and the interpretations of the Securities and Exchange Commission and its staff in connection therewith);

     (ii) no amendment or adjustment of the exercise price of an Option (whether through amendment, cancellation or replacement grants, or other means of repricing of such Options), in respect of an Option having an exercise price greater than the Fair Market Value of a Share as of the date of such amendment or adjustment, shall be authorized under the Plan unless stockholder approval of such repricing is obtained;

    (iii) stockholder approval shall be required for any lapse or waiver of restrictions on Shares of Restricted Stock not expressly specified in the Agreement evidencing the Award; and

     (iv) an Award of Shares of Restricted Stock shall provide for the lapse of restrictions in no less than three years after the date of the Award in respect of at least 50% of the Shares subject to that Award.

     However, the Committee shall have the discretion to act in respect of Options or Awards in a manner not in compliance with the requirements of this Section 14.1, provided that the number of Shares which are the subject of such Options or Awards does not exceed in the aggregate three percent (3%) of the maximum number of Shares that may be made the subject of Options and Awards under the Plan as set forth in Section 5.1 hereof.

15.  Non-Exclusivity of the Plan:

     Except as provided in Section 2 hereof, the adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

16.  Limitation of Liability:

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

     (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

     (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

     (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

17.  Regulations and Other Approvals; Governing Law:

     17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts-of-law principles.

     17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     17.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     17.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     17.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     17.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

18.  Miscellaneous:

     18.1 Multiple Agreements: The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

     18.2 Withholding of Taxes: (a) The Company shall have the right to deduct from any distribution of cash to any Optionee or Awardee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option or Award. If an Optionee or Awardee is to experience a taxable event in connection with the receipt of Shares pursuant to an Option exercise or payment of an Award (a "Taxable
          Event"), the Optionee or Awardee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Awardee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of an Optionee or Awardee who may be subject to liability under Section 16(b) of the Exchange Act either:
          (i) in the case of a Taxable Event involving an Option or an Award (A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment of an Award (A) the Awardee makes the Tax Election at least six (6) months after the date the Award was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to the Award. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 18.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under
          Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (c) The Committee shall have the authority, at the time of grant of an Employee Option under the Plan or at any time thereafter, to award tax bonuses to designated Optionees, to be paid upon their exercise of Employee Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     18.3.Interpretation:  Unless  otherwise  expressly  stated in the  relevant
          Agreement, any grant of Options or an Award is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

19.  Effective Date:

     The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.